Exhibit 99.2
ZoomInfo Announces Board of Directors Appointments

Domenic Maida and Owen Wurzbacher Appointed as Independent Directors

Todd Crockett Steps Down From Board of Directors

Vancouver, WA, August 5, 2024 - ZoomInfo, (NASDAQ: ZI) the go-to-market platform to find, acquire, and grow customers, today announced the appointment of Domenic Maida and Owen Wurzbacher to its Board of Directors, effective August 6, 2024. Mr. Maida will serve on the Board’s Privacy, Security, and Technology Committee and Mr. Wurzbacher will serve on the Board’s Nominating and Corporate Governance and Compensation Committees. These appointments follow the resignation of Todd Crockett, which was received and became effective July 30, 2024.
Henry Schuck, ZoomInfo founder, chairman and CEO, said, “We are pleased to welcome Dom and Owen to our Board of Directors. Both bring impressive experience and expertise that will complement the Board’s skills as we focus on our operational initiatives, including the significant opportunities we see with ZoomInfo Copilot and AI, and position the company for long-term growth and profitability.”
Mr. Maida commented, “I believe that ZoomInfo has tremendous growth potential as it harnesses the power of ZoomInfo Copilot. As a product and technology executive, I am impressed with ZoomInfo’s AI-powered suite of services. It’s an exciting time to join the company, and I look forward to bringing my insights to the Board.”
Mr. Wurzbacher commented, “It is an honor to join the ZoomInfo Board and to support Henry and his team. I believe ZoomInfo has a strong competitive position, a compelling product suite, and a highly cash generative business model. I am confident the company’s best days lie ahead and specifically that its heightened focus on both delighting customers and growing free cash flow per share will create enormous value for shareholders from here. All public companies must compete hard to earn the trust and capital of high-quality shareholders. Going forward, through disciplined and consistent execution, I expect and intend for ZoomInfo to compete very well.”
With these appointments, ZoomInfo’s Board of Directors comprises nine directors, eight of whom are independent.
About Domenic Maida
Domenic Maida has an impressive track record spanning nearly three decades, marked by his contributions as a global executive in data, sales, product development, and technology.
As Bloomberg’s Chief Data Officer from 2013 to 2021, Domenic was instrumental in revolutionizing global data operations through constant innovation. His 25+-year tenure at Bloomberg also included leadership of its flagship product, the “Bloomberg Terminal,” from 2008 to 2012, and several key leadership roles prior to that. Since 2022, Domenic has been a Senior Advisor at Boston Consulting Group, where he consults on data, technology, and product strategies. He received a BS in Mechanical Engineering from Johns Hopkins University.

About Owen Wurzbacher
Owen Wurzbacher is an investment executive with experience managing diverse investment portfolios. As the Chief Investment Officer at HighSage Ventures, Owen sets the firm’s strategy and oversees portfolio management. He received an AB from Harvard University and a Masters of Education and Masters of Business Administration from Stanford University.
Second Quarter 2024 Financial Results
In a separate press release issued today, ZoomInfo issued its second quarter 2024 financial results. A conference call is scheduled to begin today, August 5th, at 4:30 p.m. Eastern Time, 1:30 p.m. Pacific Time. To participate in the live conference call via telephone, please register here. Upon registering, a dial-in number and unique PIN will be provided to join the conference call. The call will also be webcast live on the Company’s investor relations website at https:// ir.zoominfo.com/, where related presentation materials will be posted prior to the conference call. Following the conference call, an archived webcast of the call will be available for one year on ZoomInfo’s Investor Relations website.
Cautionary Statement Regarding Forward-Looking Information
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “goal”, “intend”, “may”, “might”, “objective”, “outlook”, “plan”, “potential”, “predict”, “projection”, “seek”, “should”, “target”, “trend”, “will”, “would” or the negative version of these words or other comparable words. Any statements in this press release regarding future revenue, earnings, margins, financial performance, cash flow, growth in free cash flow per share, liquidity, or results of operations (including, but not limited to, the guidance provided under “Business Outlook”), and any other statements that are not historical facts are forward-looking statements. We have based our forward-looking statements on beliefs and assumptions based on information available to us at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may, and often do, vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
Factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, among other things: future economic, competitive, and regulatory conditions, potential future uses of cash, the successful integration of acquired businesses, and future decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments, or other strategic transactions we may make. Each forward-looking statement contained in this presentation speaks only as of the date of this press release, and we undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

About ZoomInfo
ZoomInfo (NASDAQ: ZI) is the trusted go-to-market platform for businesses to find, acquire, and grow their customers. It delivers accurate, real-time data, insights, and technology to more than 35,000 companies worldwide. Businesses use ZoomInfo to increase efficiency, consolidate, technology stacks, and align their sales and marketing teams - all in one platform. ZoomInfo is a recognized leader in data privacy, with industry-leading GDPR and CCPA compliance measures and numerous data security and privacy certifications. For more information about how ZoomInfo can help businesses grow their revenue at scale, please visit www.zoominfo.com.
Website Disclosure
ZoomInfo intends to use its website as a distribution channel of material company information. Financial and other important information regarding the Company is routinely posted on and accessible through the Company’s website at https://ir.zoominfo.com/. Accordingly, you should monitor the investor relations portion of our website at https://ir.zoominfo.com/ in addition to following our press releases, SEC filings, and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about ZoomInfo when you enroll your email address by visiting the “Email Alerts” section of our investor relations page at https://ir.zoominfo.com/.
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Investor Contact:
Jeremiah Sisitsky
VP of Investor Relations
IR@zoominfo.com
Media Contact:
Meghan Barr
VP, Communications
(203) 216-1878
pr@zoominfo.com
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